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                                                                    EXHIBIT 32.2

                        CERTIFICATION OF CHIEF FINANCIAL
                  OFFICER REGARDING PERIODIC REPORT CONTAINING
                              FINANCIAL STATEMENTS

         I, Steven A. Schumm, the Chief Administrative Officer and Interim Chief Financial Officer of CC V Holdings, LLC and CC V Holdings Finance, Inc. (collectively, the "Company") in compliance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that, the Company's Quarterly Report on Form 10-Q for the period ended September 30, 2003 (the "Report") filed with the Securities and Exchange
Commission:

            - fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934; and

            - the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                          /s/ Steven A. Schumm
                                          ------------------------------------
                                          Steven A. Schumm
                                          Chief Administrative Officer and
                                          Interim Chief Financial Officer
                                          November 12, 2003